UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2017 (February 1, 2017)

ICTV BRANDS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49638	76-0621102
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

489 Devon Park Drive, Suite 315 Wayne, PA 19087
(Address of principal executive offices)

484-598-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

As previously disclosed, on October 4, 2016, ICTV Brands Inc. (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”), with the investors identified therein (the “Investors”), pursuant to which the Company may issue in one or more offerings up to 20,588,243 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a price of $0.34 per share, for an aggregate maximum amount of up to $7 million. Such transaction or transactions are collectively referred to herein as the “Private Placement.”

As previously disclosed, on January 23, 2017, pursuant to the terms of the Securities Purchase Agreement, the Company completed a private placement whereby Investors purchased 8,823,530 shares of Common Stock at a price of $0.34 per share, for aggregate gross proceeds of $3,000,000 (the “Initial Proceeds”). The Initial Proceeds were paid to the Company in accordance with the escrow agreement, entered into on October 4, 2016 among the Company, counsel to the Company, as escrow agent, the Investors and certain other parties named therein.

On February 1, 2017, pursuant to the terms of the Securities Purchase Agreement, the Company completed a second and final private placement whereby Investors purchased 11,764,713 shares of Common Stock at a price of $0.34 per share, for aggregate gross proceeds of $4,000,000 (the “Subsequent Proceeds”). The Investors paid the Subsequent Proceeds directly to the Company, without the services of an escrow agent.

As previously disclosed, on January 23, 2017, pursuant to the Securities Purchase Agreement, the Company entered into a registration rights agreement with the Investors in connection with the completion of the Private Placement (the “Registration Rights Agreement”). Subject to the terms and conditions of the Registration Rights Agreement, the Company will file and maintain a registration statement covering the resale of (i) the Common Stock sold to the Investors under the Securities Purchase Agreement; and (ii) any securities issued or issuable to the Investors upon any stock split, dividend or other distribution, recapitalization or similar event, or any price adjustment as a result of such stock splits, reverse stock splits or similar events with respect to any of the securities referenced in (i) above, but excluding any Common Stock that may be otherwise resold without restriction or not already covered by an existing and effective registration statement, and subject to customary underwriter cutbacks, which shall be allocated among the securities referenced in (i) and (ii) above on a pro rata basis. The Company has provided the Investors, and the Investors have provided the Company, customary indemnification rights in connection with the Registration Rights Agreement.

The issuance of the Common Stock pursuant to the Securities Purchase Agreement was made in reliance upon an exemption from registration provided under Section 4(a)(2) of the Securities Act.

The foregoing summary of the terms and conditions of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which has been filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K dated October 5, 2016, which is incorporated herein by reference.

The foregoing summary of the terms and conditions of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which has been filed as Exhibit 10.9 to the Company’s Current Report on Form 8-K dated January 27, 2017 and is incorporated herein by reference.

The foregoing summary of the terms and conditions of the Escrow Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which has been filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated October 5, 2016 and is incorporated herein by reference.

Item 8.01	Other Events.

On February 6, 2017, the Company issued a press release regarding the completion of the Private Placement, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Unless otherwise indicated, the following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
10.1	Securities Purchase Agreement, dated October 4, 2016, by and among ICTV Brands Inc., LeoGroup Private Debt Facility, L.P., Sandra F. Pessin and Brian L. Pessin [Incorporated herein by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission October 5, 2016]

10.2	Registration Rights Agreement, dated January 23, 2017, by and among ICTV Brands Inc. and the Investors named therein [Incorporated herein by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 27, 2017]

10.3	Escrow Agreement, dated October 4, 2016, by and among ICTV Brands Inc., ICTV Holdings, Inc., PhotoMedex, Inc., Radiancy, Inc., PhotoTherapeutics Ltd., Radiancy (Israel) Limited, LeoGroup Private Debt Facility, L.P., Sandra F. Pessin, Brian L. Pessin and Bevilacqua PLLC [Incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission October 5, 2016]

99.1	Press Release, dated February 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2017	ICTV BRANDS INC.

	By:	/s/ Richard Ransom
	Name:	Richard Ransom
	Title:	President

EXHIBIT INDEX

Unless otherwise indicated, the following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
10.1	Securities Purchase Agreement, dated October 4, 2016, by and among ICTV Brands Inc., LeoGroup Private Debt Facility, L.P., Sandra F. Pessin and Brian L. Pessin [Incorporated herein by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission October 5, 2016]

10.2	Registration Rights Agreement, dated January 23, 2017, by and among ICTV Brands Inc. and the Investors named therein [Incorporated herein by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 27, 2017]

10.3	Escrow Agreement, dated October 4, 2016, by and among ICTV Brands Inc., ICTV Holdings, Inc., PhotoMedex, Inc., Radiancy, Inc., PhotoTherapeutics Ltd., Radiancy (Israel) Limited, LeoGroup Private Debt Facility, L.P., Sandra F. Pessin, Brian L. Pessin and Bevilacqua PLLC [Incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission October 5, 2016]

99.1	Press Release, dated February 6, 2017